UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  May 31, 2007

SPIRIT FINANCE CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	01-32386	20-0175773
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

14631 N. Scottsdale Road, Suite 200
Scottsdale, Arizona  85254
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (480) 606-0820

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01.  Other Events.

On May 31, 2007, Spirit Finance Corporation (the “Company”) issued a press release announcing that it currently plans to hold its 2007 Annual Meeting of Stockholders (the “2007 Annual Meeting”) at 9:00 a.m., local time, on Monday, July 2, 2007, at the Four Seasons Resort, 10600 East Crescent Moon Drive, Scottsdale, Arizona  85262.  On or about June 6, 2007, the Company expects to mail notice of the 2007 Annual Meeting to stockholders of record as of the close of business on April 23, 2007, the record date.

Rule 14a-8 Stockholder Proposal Deadline

The 2007 Annual Meeting date represents a change of more than 30 days from the anniversary of Spirit’s 2006 Annual Meeting of Stockholders. As a result, pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, Spirit has set a new deadline for the receipt of any stockholder proposals submitted pursuant to Rule 14a-8 for inclusion in the Company’s proxy materials for the 2007 Annual Meeting.  The new deadline for delivering stockholder proposals to the Company is the close of business on June 6, 2007.  Such proposals should be delivered to: Spirit Finance Corporation, 14631 N. Scottsdale Road, Suite 200, Scottsdale, Arizona  85254, Attention: Corporate Secretary.  The Company recommends that such proposals be sent by certified mail, return receipt requested.  Such proposals also will need to comply with the rules of the Securities and Exchange Commission regarding the inclusion of stockholder proposals in the Company’s proxy materials, and may be omitted if not in compliance with applicable requirements.

Bylaws Advance Notice Deadline

In accordance with the requirements for advance notice set forth in the Company’s by-laws, in order for a stockholder proposal submitted outside of Rule 14a-8 or a director nomination to be considered timely, such proposal or nomination must be received by the Corporate Secretary by the close of business on June 11, 2007 at the address noted above.

The press release constitutes public announcement of the date of mailing of the notice for the 2007 Annual Meeting for purposes of Section 11(a)(2) of the Company’s by-laws.

The text of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein in its entirety by reference.

Important Information

The proxy statement that the Company plans to file with the Securities and Exchange Commission and mail to stockholders will contain information about the Company, the proposed Merger and related matters. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY WHEN IT IS AVAILABLE, AS IT WILL CONTAIN IMPORTANT INFORMATION THAT STOCKHOLDERS SHOULD CONSIDER BEFORE MAKING A DECISION ABOUT THE MERGER. In addition to receiving the proxy statement from the Company by mail, stockholders will be able to obtain the proxy statement, as well as other filings containing information about the Company, without charge, from the Securities and Exchange Commission’s website (http://www.sec.gov) or, without charge, from the Company at www.spiritfinance.com or by directing such request to Spirit Finance Corporation, 14631 N. Scottsdale Road, Scottsdale, Arizona 85254, Attention: Investor Relations.

The Company and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the Merger. Information concerning these participants in the solicitation will be set forth in the proxy statement relating to the Merger when it becomes available.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

99.1                                                                           Press release of Spirit Finance Corporation dated May 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRIT FINANCE CORPORATION

Date: May 31, 2007	By:	/s/ Catherine Long
Catherine Long,
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Spirit Finance Corporation dated May 31, 2007.